UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2025

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock of The Macerich Company, $0.01 par value per share	MAC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2025, the Board of Directors (the “Board”) of The Macerich Company (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee (the “Committee”), elected Mr. Devin I. Murphy to the Board effective February 1, 2025. Mr. Murphy was not appointed to serve on any committees of the Board at the time of his appointment. The Committee and the Board have determined that Mr. Murphy is independent under the requirements of the New York Stock Exchange.

As a non-employee director, Mr. Murphy will participate in the Company’s compensation and benefit programs for all non-employee directors of the Company as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2024. The Company intends to enter into its standard form indemnification agreement with Mr. Murphy. There are no arrangements or understandings between Mr. Murphy and any other persons pursuant to which Mr. Murphy was appointed a director of the Company, nor are there any transactions subject to Item 404(a) of Regulation S-K in which the Company is a participant and Mr. Murphy has a material interest.

In connection with Mr. Murphy’s appointment, the Board approved an increase in the size of the Board from eight members to nine members, effective upon the appointment of Mr. Murphy.

A copy of the Company’s press release announcing the appointment of Mr. Murphy is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 24, 2025

104	Cover Page Interactive Data File (embedded the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY

By: ANN C. MENARD

Jan. 24, 2025	/s/ Ann C. Menard
Date	Senior Executive Vice President,
Chief Legal Officer and Secretary